Exhibit 99.2
EDUCATION REALTY TRUST, INC.
FOURTH QUARTER 2006
SUPPLEMENTAL ANALYST PACKAGE
TABLE OF CONTENT

Financial Highlights	1

Consolidated Balance Sheets	2

Condensed and Consolidated Statements of Operations — Three Months Ended December 31,	3

Condensed, Consolidated and Combined Statements of Operations — Year Ended December 31,	4

Consolidated and Combined Statements of Funds from Operations	5

Community Operating Results — Three Months Ended December 31,	6

Community Operating Results — Year Ended December 31,	7

Same Community Statistics — Three Months Ended December 31,	8

Same Community Statistics — Year Ended December 31,	9

Community Statistics — Owned and Operated	10

Third-Party Development Project Summary	11

Capital Structure	12

Community Listing — Owned and Operated	13

Definitions	14

EDUCATION REALTY TRUST, INC.
FINANCIAL HIGHLIGHTS
(Amounts in thousands, except share and per share data)

	Three months ended December 31,				Year ended December 31,
	EDR Consolidated	EDR Consolidated			EDR Consolidated	EDR Consolidated
	2006	2005	$ Chg	% Chg	2006	2005	$ Chg	% Chg
	(Unaudited)	(Unaudited)			(Unaudited)
Total revenues	$32,398	$27,914	$4,484	16.1%	$119,291	$89,789	$29,502	32.9%
Operating income	7,318	6,550	768	11.7%	17,252	309	16,943	5483.2%
Net income (loss)	(762)	2,008	(2,770)	-137.9%	(12,245)	(15,534)	3,289	21.2%
Net income (loss) per share — basic and diluted	$(0.03)	$0.08			$(0.46)	$(0.67)

Weighted-average common shares outstanding — basic and diluted	26,540,588	26,259,639			26,387,547	23,063,110

FFO	$8,031	$7,810			$23,182	$12,045
FFO per weighted average share/unit	$0.29	$0.28			$0.83	$0.48

FFOA	$8,031	$7,810			$23,182	$18,401
FFOA per weighted average share/unit	$0.29	$0.28			$0.83	$0.74

Weighted average shares/units	27,987,415	28,150,867			27,967,366	24,941,717

Capitalization Data as of:

December 31, 2006
Total debt (1)	$491,025
Market equity (2)	415,113

Total enterprise value	$906,138

Debt to total enterprise value	54.2%

Notes:

(1)	Excludes debt premium of $2.3 million.

(2)	Market equity represents the aggregate market value of the Company’s common stock outstanding, restricted shares and operating partnership units, calculated at the closing price per common shares of $14.77 at December 31, 2006. Excludes the 265,000 Profits interest units outstanding.

EDUCATION REALTY TRUST, INC.
CONSOLIDATED BALANCE SHEETS
(Amount in thousands, except share and per share data)

	December 31, 2006	December 31, 2005
	Consolidated	Consolidated
	Education Realty	Education Realty
	Trust, Inc.	Trust, Inc.
	(Unaudited)
Assets
Student housing properties, net (1)	$804,759	$620,305
Corporate office furniture, net	752	991
Cash and cash equivalents	6,427	61,662
Restricted cash	9,154	6,738
Student contracts receivable, net	227	470
Receivable from affiliates	369	—
Management fee receivable from third parties	669	552
Goodwill and other intangibles, net	3,649	3,546
Other assets	9,452	9,785

Total assets	$835,458	$704,049

Liabilities and stockholders’ equity
Liabilities:
Mortgage loans, net of premium/discount	$423,933	$328,335
Long term debt	47,000	—
Line of credit and other short term debt	22,400	—
Accounts payable and accrued expenses	10,764	9,370
Accounts payable affiliates	—	225
Deferred revenue	9,073	7,660

Total liabilities	513,170	345,590

Minority interests	19,289	27,926

Commitments and contingencies	—	—

Stockholders’ equity:
Common stock, $.01 par value, 200,000,000 shares authorized, 26,810,552, and 26,263,889 shares issued and outstanding December 31, 2006 and 2005, respectively	268	263
Preferred shares, $0.01 par value, 50,000,000 shares authorized, no shares issues and outstanding	—	—
Additional paid-in capital	330,374	351,664
Loan to shareholder	—	(5,996)
Warrants	375	375
Accumulated deficit	(28,018)	(15,773)

	302,999	330,533

Total liabilities and stockholders’ equity	$835,458	$704,049

(1)	Amount is net of accumulated depreciation of $58,489 and $23,163 as of December 31, 2006 and December 31, 2005, respectively.

EDUCATION REALTY TRUST, INC.
CONDENSED AND CONSOLIDATED STATEMENTS OF OPERATIONS — THREE MONTHS ENDED DECEMBER 31,
(amounts in thousands, except share and per share data, unaudited)

	Education Realty	Education Realty
	Trust, Inc.	Trust, Inc.
	Consolidated	Consolidated
	Three months ended December 31, 2006	Three months ended December 31, 2005
Revenues:
Student housing leasing revenue	$24,017	$23,045
Student housing food service revenue	964	888
Other leasing revenue	3,435	—
Third-party development services	1,490	786
Third-party management services	745	710
Operating expense reimbursements	1,747	2,485

Total revenues	32,398	27,914

Operating expenses:
Student housing leasing operations	10,510	10,488
Student housing food service operations	891	826
General and administrative	3,294	2,044
Depreciation and amortization	8,638	5,521
Reimbursable operating expenses	1,747	2,485

Total operating expenses	25,080	21,364

Operating income	7,318	6,550

Nonoperating income and expenses:
Interest expense	7,671	4,599
Amortization of deferred financing costs	280	238
Interest income	(95)	(673)

Total nonoperating expenses	7,856	4,164

Income (loss) before equity in earnings of unconsolidated entities, income taxes, and minority interest	(538)	2,386

Equity in earnings of unconsolidated entities	167	293

Income (loss) before income taxes and minority interest	(371)	2,679
Income tax expense	196	327

Net income (loss) before minority interest	(567)	2,352

Minority interest	195	344

Net income (loss)	$(762)	$2,008

Earnings per share information:
Income (loss) per share — basic & diluted	$(0.03)	$0.08

Weighted-average common shares outstanding - Basic and diluted	26,540,588	26,259,639

EDUCATION REALTY TRUST, INC.
CONDENSED, CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS — YEAR ENDED DECEMBER 31,
(amounts in thousands, except share and per share data)

	Education Realty	Education Realty	Education Realty	Education Realty
	Trust, Inc.	Trust, Inc.	Trust Predecessor	Trust
	Consolidated	Consolidated	Combined	Consolidated & Combined
	Year ended December 31, 2006	Year ended December 31, 2005	January 1 to January 30, 2005	Year ended December 31, 2005
	(unaudited)
Revenues:
Student housing leasing revenue	$87,438	$74,374	$1,503	$75,877
Student housing food service revenue	3,634	3,222	269	3,491
Other leasing revenue	14,012	—	—	—
Third-party development services	3,773	1,759	—	1,759
Third-party management services	2,796	1,865	103	1,968
Operating expense reimbursements	7,638	6,023	671	6,694

Total revenues	119,291	87,243	2,546	89,789

Operating expenses:
Student housing leasing operations	42,669	37,270	524	37,794
Student housing food service operations	3,318	3,020	255	3,275
General and administrative	12,331	12,182	367	12,549
Depreciation and amortization	36,083	28,908	260	29,168
Reimbursable operating expenses	7,638	6,023	671	6,694

Total operating expenses	102,039	87,403	2,077	89,480

Operating income (loss)	17,252	(160)	469	309

Nonoperating income and expenses:
Interest expense	29,353	16,186	479	16,665
Exit fees on early repayment of mortgages	—	1,084	—	1,084
Amortization of deferred financing costs	1,114	820	—	820
Interest income	(534)	(1,303)	—	(1,303)

Total nonoperating expenses	29,933	16,787	479	17,266

Loss before equity in earnings of unconsolidated entities, income taxes, and minority interest	(12,681)	(16,947)	(10)	(16,957)

Equity in earnings of unconsolidated entities	740	853	27	880

Income (loss) before income taxes and minority interest	(11,941)	(16,094)	17	(16,077)
Income tax expense	659	497	—	497

Net income (loss) before minority interest	(12,600)	(16,591)	17	(16,574)

Minority interest	(355)	(1,040)	—	(1,040)

Net income (loss)	$(12,245)	$(15,551)	$17	$(15,534)

Earnings per share information:
Loss per share — basic & diluted	$(0.46)	$(0.67)

Weighted-average common shares outstanding - Basic and diluted	26,387,547	23,063,110

EDUCATION REALTY TRUST, INC.
CONSOLIDATED AND COMBINED STATEMENTS OF FUNDS FROM OPERATIONS
(Amounts in thousands, except share and per share data, unaudited)

	Three months ended December 31,		Year ended December 31,
	EDR Consolidated	EDR Consolidated	EDR Consolidated	EDR Consolidated
	2006	2005	2006	2005
Net loss	$(762)	$2,008	$(12,245)	$(15,551)
Real estate related depreciation and amortization	8,549	5,458	35,728	28,636
Equity portion of real estate depreciation and amortization on equity investees	49	—	54	—
Minority interest expense	195	344	(355)	(1,040)

Funds from operations (“FFO”)	8,031	7,810	23,182	12,045

Elimination of one-time IPO related transactions:
Compensation charge for profit interest units	—	—	—	4,039
Write-off of fees associated with repayment of mortgage debt	—	—	—	1,084
Loss of deferred revenue due to purchase accounting (1)	—	—	—	1,233

Impact of IPO related transactions	—	—	—	6,356

Funds from operations — adjusted (“FFOA”)	$8,031	$7,810	$23,182	$18,401

FFO per weighted average share/unit (2)	$0.29	$0.28	$0.83	$0.48

FFOA per weighted average share/unit (2)	$0.29	$0.28	$0.83	$0.74

Weighted average shares/units (2)	27,987,415	28,150,867	27,967,366	24,941,717

Notes:

(1)	Represents the balance of deferred straight-lined rents and service fees at the time of the IPO acquisitions that would have been recognized by EDR during the reported period had it already owned the properties. Generally accepted accounting standards do not allow such deferred revenue items to be carried forward in an acquisition, resulting in a one-time, non-recurring loss of revenue.

(2)	Funds from operations and funds from operations — adjusted per share/unit were computed using weighted average shares and units outstanding, regardless of their dilutive impact.

EDUCATION REALTY TRUST, INC.
COMMUNITY OPERATING RESULTS — THREE MONTHS ENDED DECEMBER 31,
(Amounts in thousands, unaudited)

	Education Realty		Education Realty
	Trust, Inc.		Trust, Inc.
	Consolidated		Consolidated
	Three Months Ended		Three Months Ended
	December 31, 2006	% of Revenue	December 31, 2005	% of Revenue	Variance
Revenues
Same community	$23,480		$23,045		$435
New community	537		—		537

Total community revenue	24,017		23,045		972

Operating expenses (1)
Same community	$10,210		$10,488		$(278)
New communities	300		—		300

Total community operating expenses	10,510		10,488		22

Net operating income
Same community	$13,270	56.5%	$12,557	54.5%	$713
New communities	237	44.1%	—		237

Total community net operating income	$13,507	56.2%	$12,557	54.5%	$950

(1)	Represents community-level operating expenses excluding management fees, depreciation and amortization.

EDUCATION REALTY TRUST, INC.
COMMUNITY OPERATING RESULTS — YEAR ENDED DECEMBER 31,
(Amounts in thousands, unaudited)

	Education Realty		Education Realty
	Trust, Inc.		Trust, Inc.
	Consolidated		Consolidated
	Year Ended		Year Ended
	December 31, 2006	% of Revenue	December 31, 2005 (1)	% of Revenue	Variance
Revenues
Same community	$16,723		$16,418		$305
New communities	70,715		59,459		11,256

Total community revenue	87,438		75,877		11,561

Operating expenses (2)
Same community	$7,557		$7,247		$310
New communities	35,112		30,547		4,565

Total community operating expenses	42,669		37,794		4,875

Net operating income
Same community	$9,166	54.8%	$9,171	55.9%	$(5)
New communities	35,603	50.3%	28,912	48.6%	6,691

Total community net operating income	$44,769	51.2%	$38,083	50.2%	$6,686

(1)	Represents 2005 results from date of Formation (February 1) plus the results of operations for the Predecessor portfolio of A&O communities for the period January 1 to January 31, 2005.

(2)	Represents community-level operating expenses excluding management fees, depreciation and amortization.

EDUCATION REALTY TRUST, INC.
SAME COMMUNITY STATISTICS — THREE MONTHS ENDED DECEMBER 31,

	2006	2005
	4th Quarter	4th Quarter	Difference
Occupancy
Physical	96.5%	95.0%	1.5%
Economic	97.7%	96.2%	1.5%

NarPAB	$376	$367	$9
Other income per avail. Bed	$25	$27	$(2)
RevPAB	$401	$394	$7

Operating expense per bed	$175	$179	$(4)

Operating margin	56.5%	54.5%	2.0%

Design Beds	58,503	58,503	—

EDUCATION REALTY TRUST, INC.
SAME COMMUNITY STATISTICS — YEAR ENDED DECEMBER 31,

	2006	2005
	YTD December	YTD December	Difference
Occupancy
Physical	89.4%	87.3%	2.1%
Economic	91.0%	90.6%	0.4%

NarPAB	$320	$315	$5
Other income per avail. Bed	$38	$36	$2
RevPAB	$358	$351	$7

Operating expense per bed	162	$155	$7

Operating margin	54.8%	55.9%	-1.0%

Design Beds	46,752	46,752	—

EDUCATION REALTY TRUST, INC.
COMMUNITY STATISTICS — OWNED AND OPERATED

	2006	2006	2006	2006	2006
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	YTD
Occupancy
Physical	94.6%	90.7%	92.0%	96.0%	93.3%
Economic	95.1%	91.7%	80.8%	97.1%	91.2%

NarPAB	$364	$336	$298	$373	$343
Other income per avail. Bed	$21	$26	$25	$25	$24
RevPAB	$385	$362	$323	$398	$367

Operating expense per bed	$159	$160	$222	$174	$179

Operating margin	58.8%	55.6%	31.2%	56.2%	51.2%

Design Beds	58,503	59,127	60,375	60,375	238,380

	2005	2005	2005	2005	2005
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	YTD
Occupancy
Physical	92.6%	89.1%	92.0%	95.0%	92.2%
Economic	92.3%	90.5%	82.8%	96.2%	90.5%

NarPAB	$358	$335	$304	$367	$340
Other income per avail. Bed	$11	$23	$41	$27	$26
RevPAB	$369	$358	$345	$394	$366

Operating expense per bed	$150	$155	$232	$179	$182

Operating margin	59.4%	56.5%	32.6%	54.5%	50.2%

Design Beds	32,774	53,679	58,503	58,503	207,355

EDUCATION REALTY TRUST, INC.
THIRD-PARTY DEVELOPMENT PROJECT SUMMARY
(Amounts in ‘000s)

	Three months ended			Year ended
	December 31, 2006	December 31, 2005	Change	December 31, 2006	December 31, 2005	Change

Third-party development services revenue	$1,490	$786	$704	$3,773	$1,759	$2,014
Equity in earnings of development joint ventures	228	293	(65)	814	880	(66)

	$1,718	$1,079	$639	$4,587	$2,639	$1,948
				-
CURRENT AND RECENTLY COMPLETED PROJECTS

										Fees Paid
			Project					Fees Earned Year		Through
			Development	Total Project			Fees Earned	Ended December	Remaining Fees	December 31,
Project	Bed Count	Completion Date	Cost	Fees	EDR % of fees	EDR Project Fees	prior to 2006	31, 2006 (1)	to earn	2006

Slippery Rock University — Phase I, PA	1,390	Aug-06, Oct-06, Mar-07	$64,204	$2,720	100%	$2,720	$887	$1,787	$46	$1,590
California University of Pennsylvania Phase V, PA	354	August 2007	19,909	538	50%	269	—	144	125	188
Indiana University of Pennsylvania, PA	734	August 2007	43,725	1,673	100%	1,673	—	924	749	906
University of North Carolina-Greensboro	600	August 2007	26,000	1,162	(4)	683	—	458	225	367
University of Michigan, Ann Arbor	849	August 2008	45,000	1,200	100%	1,200	—	567	633	544
California University of Pennsylvania Phase IV, PA	447	August 2006	21,251	668	50%	334	161	173	—	334
University of Louisville — Phase III, KY	359	July 2006	15,079	580	(2)	340	145	195	—	340
Auraria Higher Education System, Denver CO	685	August 2006	42,400	730	100%	730	365	—	365	365
University of Alabama — Birmingham, AL	753	May 2006	26,460	1,212	(3)	716	518	198	—	716
University of Alabama — Tuscaloosa	631	August 2007	31,652	1,236	100%	1,236	—	257	979	696

	6,802		$335,680			$9,901	$2,076	$4,703	$3,122	$6,046

RECENTLY AWARDED PROJECTS

			Estimated	Project
			Completion	Development
Project	Estimated Bed Count	Estimated Start Date	Date	Cost	Total Project Fees	EDR % of Fees	Total EDR Fees

Slippery Rock University Phase II	746	April 2007	August 2008	46,532	1,370	100%	1,370
Indiana University of Pennsylvania Phase II	1,094	May 2007	August 2008	67,017	2,422	100%	2,422
University of Alabama — Tuscaloosa Phase II	930	April 2007	August 2008	62,000	2,336	100%	2,336
West Chester University of Pennsylvania Phase I	1,050	March 2008	August 2009	64,000	2,400	100%	2,400

	3,820			$239,549	$8,528		$8,528

(1)	Represents fees earned, which will vary from income recognized by EDR due to joint venture expenses which are included in the equity in earnings of joint ventures. Development fees are recognized on the percentage completion method based on construction costs.

(2)	Total fees of $580 on the University of Louisville project include $480 of development fees and $100 of construction oversight fees. EDR participates 50% and 100% respectively in those fees

(3)	Total fees of $1,212 on the University of Alabama project include $991 of development fees and $220 of construction oversight fees. EDR participates 50% and 100% respectively in those fees

(4)	Total fees of $1,162 on the project include $957 of development fees and $205 of construction oversight fees. EDR participates 50% and 100% respectively in those fees

EDUCATION REALTY TRUST, INC.
CAPITAL STRUCTURE
As of December 31, 2006
(dollars in thousand)
Total Debt to Enterprise Value

Total Debt (1)	$491,025	54.2%
Total Market Equity (2)	415,113	45.8%

Total Enterprise Value	$906,138	100%

Total Debt Outstanding

	Principal	Weighted Average		Average Term
	Outstanding	Interest Rate	%	to Maturity
Fixed Rate Mortgage Loans (1)	$421,625	5.85%	85.9%	2.7	years
Variable Rate	69,400	7.76%	14.1%	1.5	years

Total / Weighted Average	$491,025	6.12%	100.0%	2.5	Years

Mortgage Debt Maturity

Fiscal Yr Ending				Year Ended
Ending				December 31, 2006
2007	$60,158	14.3%	Interest expense (3)	$29,912
2008	26,481	6.3%
2009	285,049	67.6%	Interest coverage (4)	1.80
2010	888	0.2%
2011	947	0.2%	Fixed charge coverage (4)	1.59
Thereafter	48,102	11.4%

Total	$421,625	100.0%

Unamortized debt premium	2,308

Total, net of debt premium	423,933

(1)	Excludes unamortized debt premium of $2.3 million.

(2)	Market equity represents the aggregate market value of the Company’s common stock outstanding, restricted shares and operating partnership units, calculated at the closing price per common shares of $14.77 at December 31, 2006. Excludes the 265,000 Profits interest units outstanding.

(3)	Excludes amortization of debt premium/discount.

(4)	Coverage ratios are calculated in compliance with the terms of our existing credit facililty.

EDUCATION REALTY TRUST, INC.
COMMUNITY LISTING — OWNED AND OPERATED

Name	Primary University Served	Acquisition Date	# of Beds	Name	Primary University Served	Acquisition Date	# of Beds
NorthPointe	University of Arizona	Jan ’05	912	Commons on Kinnear	The Ohio State University	Jan ’05	502
The Reserve at Athens	University of Georgia	Jan ’05	612	The Pointe	Pennsylvania State University	Jan ’05	984
The Reserve at Clemson	Clemson University	Jan ’05	590	The Reserve at Columbia	University of Missouri	Jan ’05	676
Players Club	Florida State University	Jan ’05	336	The Reserve on Frankford	Texas Tech University	Jan ’05	737
The Gables	Western Kentucky University	Jan ’05	290	The Village on Tharpe	Florida State University	Jan ’05	1,554
College Station	Augusta State University	Jan ’05	203	The Lofts	University of Central Florida	Jan ’05	730
University Towers	North Carolina State University	Jan ’05	953	The Reserve on West 31st	University of Kansas	Jan ’05	720
The Pointe at South Florida	University of South Florida	Jan ’05	1,002	Campus Creek	University of Mississippi	Feb ’05	636
Commons at Knoxville	University of Tennessee	Jan ’05	708	Pointe West	University of South Carolina	Mar ’05	480
The Commons	Florida State University	Jan ’05	732	College Grove	Middle Tennessee State University	Apr ’05	864
The Reserve on Perkins	Oklahoma State University	Jan ’05	732	Campus Lodge	University of Florida	Jun ’05	1,116
The Reserve at Star Pass	University of Arizona	Jan ’05	1,020	The Reserve on South College	Auburn University	Jul ’05	576
The Pointe at Western	Western Michigan University	Jan ’05	876	Players Club	Georgia Southern University	Jun ’06	624
College Station at W. Lafayette	Purdue University	Jan ’05	960

					Total owned and operated beds		20,125

NOTE: The above listing excludes the 13 communities leased to and managed by Place Properties, which were acquired on January 1, 2006.

EDUCATION REALTY TRUST, INC.
DEFINITIONS
     Physical occupancy
          Represents a weighted average of the month end occupancies for each month included in the period reported.
     Economic occupancy
Represents the effective occupancy calculated by taking net apartment rent accounted for on a GAAP basis for the respective period divided by market rent for the respective period.
     Net apartment rent per available bed (NarPAB)
Represents GAAP net apartment rent for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported. Does not include food service revenue.
     Other income per available bed
Represents other GAAP-based income for the respective period divided by the sum of the design beds in the portfolio for each of the included months. Other income includes service/app fees, late fees, termination fees, parking fees, transfer fees, damage recovery, utility recovery, and other misc.
     Revenue per available bed (RevPAB)
Represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of the design beds in in the portfolio for each month included in the period reported.
     Operating expense per bed
Represents community-level operating expenses excluding management fees, depreciation and amortization.
     Design beds
Represents the sum of the monthly design beds in the portfolio during the period, excluding the Place properties portfolio.
     Sames store
Includes communities that have been owned for more than a year as of the beginning of the current period being reported.